UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

NetScout Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 614-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 31, 2005, NetScout Systems, Inc. (the “Company”) hired Jeffrey Wakely to become the Company’s Vice President, Finance, Controller and Chief Accounting Officer effective November 5, 2005.

Since June 2002, Mr. Wakely, 42, worked at Sitescape, Inc., a worldwide collaborative software development and sales company, where he had been Chief Financial Officer, Senior Vice President and Treasurer. Prior to his work at Sitescape, Inc., Mr. Wakely was Chief Financial Officer and Vice President Finance at Enermetrix, Inc., from February 2000 through June 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By: /s/ David P. Sommers

David P. Sommers

Chief Financial Officer and

Senior Vice President, General Operations

Date: November 4, 2005